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REDACTED - OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION AND IS
--------------------------------------------------------------------------------
DENOTED HEREIN BY *****.
-----------------------

                                                                   Exhibit 10.50



March 8, 2002

Robert S. Thomas                                              Charles M. Swoboda
President & CEO                                               President & CEO
Charles & Colvard Ltd.                                        CREE, Inc.
3800 Gateway Blvd. Suite 310                                  4600 Silicon Drive
Morrisville, NC 27560                                          Durham, NC 27703

This letter, when signed by Charles & Colvard, Ltd. (formerly C3 Inc.) and Cree, Inc. as set forth below, will serve as an amendment to the July 2, 2001 letter agreement between Cree, Inc. and Charles & Colvard Ltd. according to the following terms:

1. Cree will supply SiC Production crystals to Charles & Colvard, and Charles & Colvard will purchase SiC production crystals from Cree, according to the terms stated in this letter of agreement for the period of one year beginning January 1, 2002.

2. Charles & Colvard will purchase "usable material" (determined in the manner described in Paragraph 3) at a price of $XX per gram and according to the following quantities and schedule.

     ---------------------------------------------------------------
                Delivery Period               Quantity (kg)
     ---------------------------------------------------------------
               1/22/02 - 3/24/02                   XX
     ---------------------------------------------------------------
               3/25/02 - 6/30/02                   XX
     ---------------------------------------------------------------
                7/1/02 - 9/29/02                   XX
     ---------------------------------------------------------------
               9/30/02 - 12/29/02                  XX
     ---------------------------------------------------------------

Note: Provided that CREE, Inc. makes its best effort to deliver the above quantities of usable material CREE, Inc. will not be held in violation of this agreement.

3. The quantity of "usable material" of crystals delivered to Charles & Colvard pursuant to this agreement will be determined according to the following:

     A.   Material will be graded according to specifications in Attachment A.

     B. Grams of usable material will be calculated on a crystal by crystal basis according to the following equation: (usable mm) as a percent of total length of the crystal in mm multiplied by the actual weight of the crystal in grams. "Usable mm" has the meaning defined in Attachment A.

     C. Crystals shipped to Charles & Colvard must contain at least XX grams of usable material for the 2" crystals or XX grams for 3" crystals. This usable area must be contiguous. Crystal diameter to be shipped will be 2" or 3" as determined by Cree.

4. If Charles & Colvard fulfills its purchase obligations under the terms of this amendment, activity and payments related to the development agreement between Charles & Colvard and CREE is suspended until December 31, 2002 and then terminated. Otherwise, the development agreement continues through such date pursuant to the terms of the development agreement, as amended.

5. Except as provided above, purchases will be subject to the terms and conditions of the Supply agreement.

6. The contents of this letter shall be considered "Confidential Information" of each party subject to the provisions of Section 5 of the Supply Agreement.



/s/ Robert S. Thomas                                       /s/Charles M. Swoboda
--------------------                                       ---------------------
Robert S, Thomas                                           Charles M. Swoboda
President & CEO                                            President & CEO
Charles & Colvard Ltd.                                     Cree, Inc.

1 of 2       Cree, Inc. and Charles and Colvard, Ltd. Proprietary       03/19/02

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Attachment A
------------

Specification of usable material as referenced in paragraph 2 above.

COLOR: Usable material is calculated as "light gray" or "very light gray".
------
Specifically tone/color number 20 and 10 /1/ as used in the Charles & Colvard boule-grading screen will be considered acceptable tone and color material (note: grade 10 is preferred. Grade 20 material will be valued at $XX.XX per-gram).

DEFECTS:
--------
Material volume of acceptable color will be reduced by the percentage of the defects listed in the table below. Charles & Colvard shall set the acceptable standards for the quality of both the color and defects of all material purchased pursuant to this letter agreement. For pricing purposes the grading of the material by both Cree and C&C will adhere to those standards from which a baseline has been established during the grading of 206 crystals during the first quarter of 2002. Should C&C deem current standards or new defects unacceptable, then they can request changes to the standards or to the list of price reducing defects. At such time Cree has the option to reconsider materials pricing and/or volume. Should C&C deem current standards or new defects unacceptable, then they can request changes to the standards or to the list of price reducing defects. At such time Cree has the option to reconsider materials pricing and/or volume.

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     ID                                   D-Type
     --                                   ------
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      1                                    XXXXX                  Reduce
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      2                                    XXXXX                  Reduce
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      3                                    XXXXX                  Reduce
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      4                                    XXXXX   No reduction
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      5                                    XXXXX                  Reduce
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      6                                    XXXXX                  Reduce
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      7                                    XXXXX    No reduction
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      8                                    XXXXX                  Reduce
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      9                                    XXXXX                  Reduce
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1    CH0257R 17.4mm tone/color 20 (lightest 20), new gray boules that are lighter than this will grade as 10, CE0269R 9.5mm tone/color 30 (lightest
     -------
     30), new gray boules that are lighter than this will grade as 20
                                   -------

2 Grading standards representing XXXXXXXXXX = CF0228R (30%med.), CF0229R (15%med.), CF0230R (50%med.), CE0270R (100%med.) & CE0264R (100%med.).

3 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX by boule numbers CF0226R, CH0257R, CH0258R, CH0260R, CH0262R, CJ0192R, CS0165R, CS0166R, CS0168R, CS0169R.

4    Crystals CC0213R, CH0165R and CH0215R represent XXXXXXXXXXX grading.

2 of 2       Cree, Inc. and Charles and Colvard, Ltd. Proprietary       03/21/02